EXHIBIT 10.4
     EXECUTION COPY
     AMENDMENT dated as of March 17, 2010 (this “Amendment”), to the Seventh Amendment and Restated Credit Agreement dated as of December 21, 2009 (the “Credit Agreement”), among TRW Automotive Holdings Corp., TRW Automotive Intermediate Holdings Corp., TRW Automotive, Inc. (f/k/a TRW Automotive Acquisition Corp.) (the “U.S. Borrower”), the Foreign Subsidiary Borrowers party thereto (together with the U.S. Borrower, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, and Bank of America, N.A., as syndication agent.
     WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers;
     WHEREAS, the U.S. Borrower has informed the Lenders that it desires to amend the Credit Agreement in order to (i) permit the U.S. Borrower to incur Indebtedness pursuant to Swap Agreements (such term and each other capitalized term used but not defined herein having the meaning assigned to such term in the Credit Agreement) permitted under the Credit Agreement and (ii) reflect certain already existing Global Revolving Facility Commitments not reflected therein; and
     WHEREAS, the undersigned Lenders and the Administrative Agent are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
     SECTION 1. Amendments to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “2012 Global Revolving Facility Commitment” by replacing the reference to “$136,393,090.57” therein with “$184,393,090.57”.
          (b) Section 6.01 of the Credit Agreement is hereby amended by amending and restating paragraph (b) thereof in its entirety as follows:
     “(b) Indebtedness of the U.S. Borrower and the Subsidiaries pursuant to Swap Agreements permitted by Section 6.13;”
          (c) Schedule 2.01 to the Credit Agreement is hereby amended by replacing such schedule in its entirety with Schedule 1 hereto.
     SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings, Intermediate Holdings and the

Borrowers hereby represents and warrants to the Administrative Agent and to each of the Lenders that, after giving effect to this Amendment:
     (a) The representations and warranties of each Loan Party contained in any Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
     (b) No Event of Default or Default has occurred and is continuing.
     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, Intermediate Holdings, the Borrowers and the Required Lenders.
     SECTION 4. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
     SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     SECTION 6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.
     SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 3 hereof. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually signed counterpart of this Amendment.
     SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[The remainder of this page has been intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TRW AUTOMOTIVE HOLDINGS CORP.,
by	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Executive Vice President and Chief Financial Officer

TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP.,
by	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Vice President, Chief Financial Officer and Secretary

TRW AUTOMOTIVE INC.,
by	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Executive Vice President and Chief Financial Officer

[Amendment to TRW Credit Agreement]

LUCAS INDUSTRIES LIMITED,
by	/s/ Barry A. Elms
	Name:	Barry A. Elms
	Title:	Director

TRW SYSTEMS LIMITED,
by	/s/ Barry A. Elms
	Name:	Barry A. Elms
	Title:	Director

[Amendment to TRW Credit Agreement]

TRW BRAKING SYSTEMS POLSKA SP. Z O.O.,
by	/s/ Juergen Baro Piza
	Name:	Juergen Baro Piza
	Title:	Director

TRW POLSKA SP. Z O.O,
by	/s/ Ralf Faltermann
	Name:	Ralf Faltermann
	Title:	Director

TRW STEERING SYSTEMS POLAND SP. Z O.O,
by	/s/ Barry A. Elms
	Name:	Barry A. Elms
	Title:	Director

[Amendment to TRW Credit Agreement]

TRW AUTOMOTIVE GMBH,
by	/s/ Reinhard Lechner
	Name:	Reinhard Lechner
	Title:	Director

TRW DEUTSCHLAND HOLDING GMBH,
by	/s/ Reinhard Lechner
	Name:	Reinhard Lechner
	Title:	Director

[Amendment to TRW Credit Agreement]

JPMORGAN CHASE BANK, N.A. (f/k/a JPMORGAN CHASE BANK), Individually and as Administrative Agent,
by	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Jack Lonker
	Name:	Jack Lonker
	Title:	Senior Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Paul Sleet
	Name:	Paul Sleet
	Title:	Duly Authorized Signatory

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

NACM CLO I

By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	VP, Authorized Signatory

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Comerica Bank

By:	/s/ Jessica Migliore
	Name:	Jessica Migliore
	Title:	Assistant Vice President
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

U.S. Bank National Association

By:	/s/ Jeffrey S. Johnson
	Name:	Jeffrey S. Johnson
	Title:	Vice President
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Virtus Senior Floating Rate Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Virtus Multi-Sector Short Term Bond Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Deutsche Bank AG New York Branch

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Director
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Intesa Sanpaolo S.p.A.

By:	/s/ Robert Wurster
	Name:	Robert Wurster
	Title:	SVP

By:	/s/ Frank Maffei
	Name:	Frank Maffei
	Title:	VP, Deputy Credit Manager
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

UBS Loan Finance LLC

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

THE BANK OF NOVA SCOTIA

By:	/s/ H. Thind
	Name:	H. Thind
	Title:	Director
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

SCOTIABANC INC.

By:	/s/ H. Thind
	Name:	H. Thind
	Title:	Director
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Commerzbank AG, New York and Grand Cayman
Branches

By:	/s/ Patrick Hartweger
	Name:	Patrick Hartweger
	Title:	Senior Relationship Manager

By:	/s/ Bryan Beck
	Name:	Bryan Beck
	Title:	Relationship Manager
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Elaine Crowley
	Name:	Elaine Crowley
	Title:	Authorised Signatory

By:	/s/ Tony Cooper
	Name:	Tony Cooper
	Title:	Deputy Manager
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Sun Trust Bank

By:	/s/ David Fournier
	Name:	David Fournier
	Title:	Vice President
[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

CHGO Loan Funding Ltd.
By:	Chicago Fundamental Investment Partners,
LLC, as Collateral Manager

By:	/s/ Steven J. Novatney
	Name:	Steven J. Novatney
	Title:	General Counsel & CCO

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

PNC Bank, National Association

By:	/s/ Arthur F. Gray
	Name:	Arthur F. Gray
	Title:	Senior Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Sumitomo Mitsui Banking Corporation:

By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Suzannah Harris
	Name:	Suzannah Harris
	Title:	Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Landesbank Baden-Württemberg New York Branch and /
or Cayman Islands Branch

By:	/s/ Francois Delangle
	Name:	Francois Delangle
	Title:	VP

By:	/s/ Ralf Enders
	Name:	Ralf Enders
	Title:	VP

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

ARES IX CLO LTD.

BY:	ARES CLO MANAGEMENT IX, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP IX, LLC, ITS GENERAL PARTNER

BY:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ AMERICO CASCELLA
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

[Amendment to TRW Credit Agreement]

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.
BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL
PARTNER

BY:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ AMERICO CASCELLA
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
BY:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

BY:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ AMERICO CASCELLA
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

[Amendment to TRW Credit Agreement]

FUTURE FUND BOARD OF GUARDIANS
BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISORY IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISORY IV GP, LLC, ITS GENERAL PARTNER

BY:	ARES MANAGEMENT LLC, ITS MANAGING MEMBER

By:	/s/ AMERICO CASCELLA
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

GLOBAL LOAN OPPORTUNITY FUND B.V.
BY:	ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By:	/s/ AMERICO CASCELLA
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution: Fifth Third Bank, an Ohio
banking corporation, successor by merger with
Fifth Third Bank, a Michigan banking corporation.

By:	/s/ Michael Blackburn
	Name:	Michael Blackburn
	Title:	Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Ridgeworth Funds- Seix Floating Rate High Income Fund
By:	Seix Investment Advisors LLC, as Subadvisor

Rochdale Fixed Income Opportunities Portfolio
By:	Seix Investment Advisors LLC, as Subadvisor

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

UNICREDIT BANK AG, New York Branch (fka
Bayerische Hypo- und Vereinsbank AG, New York
Branch)

By:	/s/ Ken Hamilton
	Name:	Ken Hamilton
	Title:	Director

By:	/s/ Richard Cordover
	Name:	Richard Cordover
	Title:	Director

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

TD BANK, N.A.

By:	/s/ Robyn Zeller
	Name:	Robyn Zeller
	Title:	Senior Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

BNP Paribas

By:	/s/ Mike Shryock
	Name:	Mike Shryock
	Title:	Managing Director

By:	/s/ Fik Durmus
	Name:	Fik Durmus
	Title:	Director

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Blue Shield of California

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu
	Title:	Authorized Signatory

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Franklin CLO V, Limited

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu, Franklin Advisers, Inc., as Collateral Manager
	Title:	Authorized Signatory

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Franklin CLO VI, Limited

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu, Franklin Advisers, Inc., as Collateral Manager
	Title:	Authorized Signatory

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Franklin Floating Rate Daily Access Fund

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Franklin Floating Rate Master Series

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Franklin Templeton Series II Funds Franklin
Floating Rate II Fund

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

CAPITAL ONE LEVERAGE FINANCE CORPORATION

By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	SVP

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Bank of America, N.A.

By:	/s/ Chas McDonell
	Name:	Chas McDonell
	Title:	SVP

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Bayerische Landesbank, New York Branch

By:	/s/ Mahesh Dave
	Name:	Mahesh Dave
	Title:	Second Vice President

By:	/s/ Stephen T. Hill
	Name:	Stephen T. Hill
	Title:	First Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Bank of Tokyo-Mitsubishi UFJ Trust Company

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President

[Amendment to TRW Credit Agreement]

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2009, AMONG TRW AUTOMOTIVE HOLDINGS CORP., TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., TRW AUTOMOTIVE INC., THE FOREIGN SUBSIDIARY BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

RZB Finance LLC

By:	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	First Vice President

By:	/s/ Randall Abrams
	Name:	Randall Abrams
	Title:	Vice President

[Amendment to TRW Credit Agreement]